                                                 [RIVERSOURCE ANNUTIES(SM) LOGO]

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AEL PREFERRED VARIABLE ANNUITY

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2005 ANNUAL REPORT

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40001 L (5/06)       Issued by: American Enterprise Life Insurance Company (AEL)

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity (comprised of 10 subaccounts of American Enterprise Variable Annuity Account, referred to in Note1) as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Variable Annuity Account -AEL Preferred Variable Annuity's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of American Enterprise Variable Annuity Account - AEL Preferred Variable Annuity at December 31, 2005, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota

March 31, 2006

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                           AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT 1
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STATEMENTS OF ASSETS AND LIABILITIES

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                               PUT VT       PUT VT         PUT VT        PUT VT       PUT VT
                                                              DIV INC,    GLOBAL EQ,     GRO & INC,     NEW OPP,     VOYAGER,
DECEMBER 31, 2005                                              CL IA         CL IA         CL IA         CL IA        CL IA
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Investments, at value(1),(2)                                $ 3,782,802   $ 1,360,707   $ 8,148,732   $ 4,424,897   $  820,772
Dividends receivable                                                 --            --            --            --           --
Accounts receivable from American Enterprise Life for
  contract purchase payments                                         72            --            --           602           --
Receivable for share redemptions                                     --        12,349        59,260            --        5,668
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                                  3,782,874     1,373,056     8,207,992     4,425,499      826,440
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
Payable to American Enterprise Life for:
   Mortality and expense risk fee                                 3,911         1,441         8,605         4,657          866
   Administrative charge                                            469           173         1,033           559          104
   Contract terminations                                             --        12,349        59,260            --        5,668
Payable for investments purchased                                    72            --            --           602           --
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 4,452        13,963        68,898         5,818        6,638
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period     3,768,502     1,358,934     8,137,852     4,419,372      819,042
Net assets applicable to contracts in payment period              9,920           159         1,242           309          760
Net assets applicable to seed money                                  --            --            --            --           --
-------------------------------------------------------------------------------------------------------------------------------
Total net assets                                            $ 3,778,422   $ 1,359,093   $ 8,139,094   $ 4,419,681   $  819,802
===============================================================================================================================
(1) Investment shares                                           426,953       122,146       307,383       236,120       28,578
(2) Investments, at cost                                    $ 4,133,662   $ 1,911,037   $ 7,683,237   $ 4,968,962   $1,205,712
-------------------------------------------------------------------------------------------------------------------------------

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                                             RVS VP        RVS VP       RVS VP       RVS VP
                                                               RVS VP        CASH           DIV         LG CAP       STRATEGY
DECEMBER 31, 2005 (CONTINUED)                                    BAL          MGMT          BOND          EQ           AGGR
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Investments, at value(1),(2)                                $10,164,076   $28,786,600   $38,041,647   $85,688,554   $3,619,281
Dividends receivable                                                 --        86,819       124,704            --           --
Accounts receivable from American Enterprise Life for
  contract purchase payments                                         --        76,212         1,426         6,634           --
Receivable for share redemptions                                     --            --            --            --           --
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                                 10,164,076    28,949,631    38,167,777    85,695,188    3,619,281
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
Payable to American Enterprise Life for:
   Mortality and expense risk fee                                10,592        31,882        39,256       105,771        3,747
   Administrative charge                                          1,261         3,681         4,726        10,561          450
   Contract terminations                                          9,474            --           828        39,169        1,286
Payable for investments purchased                                    --            --            --            --           --
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                21,327        35,563        44,810       155,501        5,483
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period    10,132,684    28,855,190    38,105,597    85,535,555    3,611,189
Net assets applicable to contracts in payment period              9,998        57,883        11,702         4,132        2,609
Net assets applicable to seed money                                  67           995         5,668            --           --
-------------------------------------------------------------------------------------------------------------------------------
Total net assets                                            $10,142,749   $28,914,068   $38,122,967   $85,539,687   $3,613,798
===============================================================================================================================
(1) Investment shares                                           685,931    28,796,888     3,631,386     3,897,835      414,666
(2) Investments, at cost                                    $10,943,967   $28,786,585   $38,610,153   $80,370,770   $5,473,173
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

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2 AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT
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STATEMENTS OF OPERATIONS

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                            --------------------------------------------------------------------
                                                              PUT VT        PUT VT        PUT VT        PUT VT        PUT VT
                                                              DIV INC,     GLOBAL EQ,    GRO & INC,     NEW OPP,     VOYAGER,
YEAR ENDED DECEMBER 31, 2005                                   CL IA         CL IA         CL IA         CL IA        CL IA
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------------
Dividend income                                             $   341,528   $    15,591   $   171,455   $    18,157   $    8,249
Variable account expenses                                        60,119        20,506       125,144        65,656       12,125
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Investment income (loss) -- net                                 281,409        (4,915)       46,311       (47,499)      (3,876)
================================================================================================================================

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REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
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Realized gain (loss) on sales of investments:
   Proceeds from sales                                        1,450,323       419,832     2,721,585     1,437,136      202,020
   Cost of investments sold                                   1,584,226       625,166     2,691,700     1,769,093      313,298
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Net realized gain (loss) on sales of investments               (133,903)     (205,334)       29,885      (331,957)    (111,278)
Distributions from capital gains                                     --            --            --            --           --
Net change in unrealized appreciation or depreciation of
  investments                                                   (69,607)      313,999       223,705       736,032      149,548
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                 (203,510)      108,665       253,590       404,075       38,270
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Net increase (decrease) in net assets resulting from
  operations                                                $    77,899   $   103,750   $   299,901   $   356,576   $   34,394
================================================================================================================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                            --------------------------------------------------------------------
                                                                            RVS VP        RVS VP        RVS VP        RVS VP
                                                               RVS VP        CASH          DIV          LG CAP       STRATEGY
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)                        BAL          MGMT          BOND           EQ          AGGR
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INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------------
Dividend income                                             $   278,460   $   798,640   $ 1,469,112   $   885,905   $    3,094
Variable account expenses                                       152,486       444,027       551,973     1,270,868       52,940
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 125,974       354,613       917,139      (384,963)     (49,846)
================================================================================================================================

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REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
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Realized gain (loss) on sales of investments:
   Proceeds from sales                                        2,722,955    32,303,735     9,525,067     7,784,744    1,046,658
   Cost of investments sold                                   2,989,857    32,303,710     9,578,142     7,832,786    1,730,148
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments               (266,902)           25       (53,075)      (48,042)    (683,490)
Distributions from capital gains                                307,907            --            --            --           --
Net change in unrealized appreciation or depreciation of
  investments                                                    75,347            37      (587,354)    4,624,491      984,776
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                  116,352            62      (640,429)    4,576,449      301,286
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Net increase (decrease) in net assets resulting from
  operations                                                $   242,326   $   354,675   $   276,710   $ 4,191,486   $  251,440
================================================================================================================================

See accompanying notes to financial statements.

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                           AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT 3
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STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                   ---------------------------------------------------------------------
                                                     PUT VT        PUT VT         PUT VT        PUT VT        PUT VT
                                                     DIV INC,     GLOBAL EQ,     GRO & INC,     NEW OPP,     VOYAGER,
YEAR ENDED DECEMBER 31, 2005                          CL IA          CL IA         CL IA        CL IA         CL IA
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    $   281,409   $    (4,915)  $     46,311   $   (47,499)  $   (3,876)
Net realized gain (loss) on sales of investments      (133,903)     (205,334)        29,885      (331,957)    (111,278)
Distributions from capital gains                            --            --             --            --           --
Net change in unrealized appreciation or
  depreciation of investments                          (69,607)      313,999        223,705       736,032      149,548
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                       77,899       103,750        299,901       356,576       34,394
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
CONTRACT TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------
Contract purchase payments                               4,692         2,052         10,080         7,786        1,762
Net transfers(1)                                        54,231       (43,280)        61,130      (117,555)        (554)
Adjustments to net assets allocated to contracts
  in payout period                                        (966)           --           (763)        5,950          (66)
Contract terminations:
   Surrender benefits and contract charges          (1,325,174)     (352,446)    (2,591,899)   (1,232,640)    (182,207)
   Death benefits                                      (46,006)       (5,908)       (64,052)      (32,424)      (4,202)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (1,313,223)     (399,582)    (2,585,504)   (1,368,883)    (185,267)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      5,013,746     1,654,925     10,424,697     5,431,988      970,675
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 3,778,422   $ 1,359,093   $  8,139,094   $ 4,419,681   $  819,802
========================================================================================================================

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ACCUMULATION UNIT ACTIVITY
------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year               2,899,120     1,504,105      4,457,301     2,927,630      746,982
Contract purchase payments                               2,695         1,841          4,281         4,159        1,373
Net transfers(1)                                        30,946       (38,557)        25,496       (62,497)        (387)
Contract terminations:
   Surrender benefits and contract charges            (762,113)     (313,667)    (1,114,820)     (664,809)    (140,903)
   Death benefits                                      (26,428)       (5,376)       (27,286)      (17,237)      (3,257)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     2,144,220     1,148,346      3,344,972     2,187,246      603,808
========================================================================================================================

(1)   Includes transfer activity from (to) other subaccounts and transfers from
      (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

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4 AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT
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STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                   -----------------------------------------------------------------------
                                                                     RVS VP         RVS VP        RVS VP        RVS VP
                                                     RVS VP           CASH           DIV          LG CAP       STRATEGY
YEAR ENDED DECEMBER 31, 2005 (CONTINUED)              BAL             MGMT           BOND           EQ           AGGR
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    $    125,974   $    354,613   $    917,139   $  (384,963)  $  (49,846)
Net realized gain (loss) on sales of investments       (266,902)            25        (53,075)      (48,042)    (683,490)
Distributions from capital gains                        307,907             --             --            --           --
Net change in unrealized appreciation or
  depreciation of investments                            75,347             37       (587,354)    4,624,491      984,776
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                       242,326        354,675        276,710     4,191,486      251,440
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
CONTRACT TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
Contract purchase payments                               18,816     14,077,791        529,800    34,339,403        4,789
Net transfers(1)                                        406,864     (7,509,899)       815,055      (953,656)     (93,658)
Adjustments to net assets allocated to contracts
  in payout period                                         (855)         2,049         (1,009)         (500)        (334)
Contract terminations:
   Surrender benefits and contract charges           (2,224,160)    (6,950,709)    (3,372,464)   (4,550,687)    (840,098)
   Death benefits                                      (190,459)      (823,993)      (492,031)     (560,941)     (23,157)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (1,989,794)    (1,204,761)    (2,520,649)   28,273,619     (952,458)
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Net assets at beginning of year                      11,890,217     29,764,154     40,366,906    53,074,582    4,314,816
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 10,142,749   $ 28,914,068   $ 38,122,967   $85,539,687   $3,613,798
==========================================================================================================================

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ACCUMULATION UNIT ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year                8,243,871     27,672,800     31,737,238    57,069,558    3,193,515
Contract purchase payments                               14,409     14,176,200        447,504    38,960,123        3,564
Net transfers(1)                                        241,692      3,512,426        588,076      (908,854)     (68,033)
Contract terminations:
   Surrender benefits and contract charges           (1,277,872)   (17,975,507)    (2,340,502)   (4,490,721)    (627,538)
   Death benefits                                      (132,827)      (728,955)      (389,256)     (626,494)     (17,377)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      7,089,273     26,656,964     30,043,060    90,003,612    2,484,131
==========================================================================================================================

(1)   Includes transfer activity from (to) other subaccounts and transfers from
      (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

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                           AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT 5
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STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SEGREGATED ASSET SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                PUT VT         PUT VT         PUT VT         PUT VT         PUT VT
                                               DIV INC,      GLOBAL EQ,     GRO & INC,      NEW OPP,       VOYAGER,
YEAR ENDED DECEMBER 31, 2004                    CL IA          CL IA          CL IA           CL IA          CL IA
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net              $    435,296   $     15,668   $     45,312   $    (76,576)  $     (9,525)
Net realized gain (loss) on sales of
   investments                                   (103,794)      (284,516)      (108,191)      (339,064)      (146,662)
Net change in unrealized appreciation or
   depreciation of investments                     73,265        456,331      1,038,599        870,718        190,081
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                      404,767        187,483        975,720        455,078         33,894
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
CONTRACT TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
Contract purchase payments                          3,999          2,403         12,419          9,135          1,906
Net transfers(1)                                  (61,559)       (14,382)      (170,154)       (77,086)        (6,745)
Adjustments to net assets allocated to
   contracts in payout period                        (959)            --           (651)           (38)           (67)
Contract terminations:
   Surrender benefits and contract charges       (837,567)      (322,481)    (1,634,960)      (748,484)      (175,509)
   Death benefits                                (153,411)       (12,900)      (178,382)       (64,531)       (16,638)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
   transactions                                (1,049,497)      (347,360)    (1,971,728)      (881,004)      (197,053)
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 5,658,476      1,814,802     11,420,705      5,857,914      1,133,834
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                    $  5,013,746   $  1,654,925   $ 10,424,697   $  5,431,988   $    970,675
======================================================================================================================

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ACCUMULATION UNIT ACTIVITY
----------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year          3,536,356      1,852,968      5,362,243      3,441,689        906,378
Contract purchase payments                          2,419          2,400          5,689          5,269          1,538
Net transfers(1)                                  (37,342)       (14,021)       (78,367)       (44,566)        (5,549)
Contract terminations:
   Surrender benefits and contract charges       (508,976)      (324,671)      (752,198)      (438,191)      (142,425)
   Death benefits                                 (93,337)       (12,571)       (80,066)       (36,571)       (12,960)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                2,899,120      1,504,105      4,457,301      2,927,630        746,982
======================================================================================================================

(1)   Includes transfer activity from (to) other subaccounts and transfers from
      (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

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6 AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT
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STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SEGREGATED ASSET SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                               RVS VP         RVS VP         RVS VP         RVS VP
                                                RVS VP          CASH           DIV           LG CAP        STRATEGY
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)          BAL           MGMT           BOND            EQ            AGGR
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net              $    104,637   $   (204,797)  $    855,760   $    (92,325)  $    (60,305)
Net realized gain (loss) on sales of
   investments                                   (396,696)           (37)       (50,153)      (607,556)      (632,225)
Net change in unrealized appreciation or
   depreciation of investments                  1,195,677             51        255,486      3,538,033        996,700
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                      903,618       (204,783)     1,061,093      2,838,152        304,170
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
CONTRACT TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
Contract purchase payments                        549,422      6,524,117     17,502,898     38,735,283          8,832
Net transfers(1)                                   99,501       (222,409)     3,854,604      5,285,295         47,604
Adjustments to net assets allocated to
   contracts in payout period                        (833)        (5,128)        (1,028)          (421)          (260)
Contract terminations:
   Surrender benefits and contract charges     (1,503,386)    (5,911,185)    (2,320,606)    (1,542,322)      (663,031)
   Death benefits                                (136,129)      (403,962)      (274,283)      (148,680)       (17,943)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
   transactions                                  (991,425)       (18,567)    18,761,585     42,329,155       (624,798)
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                11,978,024     29,987,504     20,544,228      7,907,275      4,635,444
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                    $ 11,890,217   $ 29,764,154   $ 40,366,906   $ 53,074,582   $  4,314,816
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
----------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year          8,383,367     27,952,696     15,697,116      6,065,392      3,701,263
Contract purchase payments                        625,802      6,454,638     14,653,951     45,188,394          7,208
Net transfers(1)                                  249,281       (808,644)     3,272,768      7,308,465         40,342
Contract terminations:
   Surrender benefits and contract charges       (940,473)    (5,542,841)    (1,692,681)    (1,317,604)      (540,739)
   Death benefits                                 (74,106)      (383,049)      (193,916)      (175,089)       (14,559)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                8,243,871     27,672,800     31,737,238     57,069,558      3,193,515
======================================================================================================================

(1)   Includes transfer activity from (to) other subaccounts and transfers from
      (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

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                          AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT  7
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NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

American Enterprise Variable Annuity Account (the Account) was established under Indiana law and the subaccounts are registered together as a single unit investment trust of American Enterprise Life Insurance Company (American Enterprise Life) under the Investment Company Act of 1940, as amended (the 1940
Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for AEL Preferred Variable Annuity contracts issued by American Enterprise Life.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.

SUBACCOUNT                FUND
-----------------------------------------------------------------------------------------------
Put VT Div Inc, Cl IA     Putnam VT Diversified Income Fund - Class IA Shares
Put VT Global Eq, Cl IA   Putnam VT Global Equity Fund - Class IA Shares
Put VT Gro & Inc, Cl IA   Putnam VT Growth and Income Fund - Class IA Shares
Put VT New Opp, Cl IA     Putnam VT New Opportunities Fund - Class IA Shares
Put VT Voyager, Cl IA     Putnam VT Voyager Fund - Class IA Shares
RVS VP Bal                RiverSource(SM) Variable Portfolio - Balanced Fund
                             (previously AXP(R) Variable Portfolio - Managed Fund)
RVS VP Cash Mgmt          RiverSource(SM) Variable Portfolio - Cash Management Fund
                             (previously AXP(R) Variable Portfolio - Cash Management Fund)
RVS VP Div Bond           RiverSource(SM) Variable Portfolio - Diversified Bond Fund
                             (previously AXP(R) Variable Portfolio - Diversified Bond Fund)
RVS VP Lg Cap Eq          RiverSource(SM) Variable Portfolio - Large Cap Equity Fund
                             (previously AXP(R) Variable Portfolio - Large Cap Equity Fund)
RVS VP Strategy Aggr      RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund(1)
                             (previously AXP(R) Variable Portfolio - Strategy Aggressive Fund)
-----------------------------------------------------------------------------------------------

(1) RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund merged into RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund on March 17, 2006.

The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by American Enterprise Life.

American Enterprise Life issues the contracts which are distributed by banks and financial institutions either directly or through a network of third-party marketers.

Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was formerly a wholly-owned subsidiary of American Express Company. On Sept. 30, 2005, American Express Company distributed its Ameriprise Financial common shares to American Express Company shareholders. Ameriprise Financial is the parent company of IDS Life Insurance Company (IDS
Life). IDS Life is the parent company of American Enterprise Life. Ameriprise Financial owns all the outstanding stock of IDS Life and replaced American Express Company as the ultimate control person of American Enterprise Life.

CORPORATE CONSOLIDATION

Later this year, American Enterprise Life and one of its affiliates, American Partners Life Insurance Company, plan to merge into their parent company, IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. This consolidation is expected to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, the surviving life insurance company will be renamed to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.

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8 AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

VARIABLE PAYOUT

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by American Enterprise Life and may result in additional amounts being transferred into the variable annuity account by American Enterprise Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES

American Enterprise Life is taxed as a life insurance company. The Account is treated as part of American Enterprise Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. American Enterprise Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

American Enterprise Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. American Enterprise Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount, depending on the contract and death benefit option selected.

American Enterprise Life also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by American Enterprise Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4. CONTRACT CHARGES

American Enterprise Life deducts a contract administrative charge of $30 to $40 per year depending upon the product selected. This charge reimburses American Enterprise Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product's prospectus.

5. WITHDRAWAL CHARGES

American Enterprise Life may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the applicable product's prospectus. Charges by American Enterprise Life for withdrawals are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $3,889,862 in 2005 and $2,906,038 in 2004. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract withdrawal benefits paid by American Enterprise Life.

--------------------------------------------------------------------------------
                           AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT 9
--------------------------------------------------------------------------------

6. RELATED PARTY TRANSACTIONS

For the period from Oct. 1, 2005 through Dec. 31, 2005, management fees were paid indirectly to RiverSource Investments, LLC, an affiliate of American Enterprise Life, in its capacity as investment manager for the following RiverSource(SM) Variable Portfolio Funds (formerly American Express(R) Variable Portfolio Funds) shown in the table below. For the period from Jan. 1, 2005 through Sept. 30, 2005, investment management services were paid indirectly to Ameriprise Financial. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase.

The percentage range for each Fund is as follows:

FUND                                                           PERCENTAGE RANGE
--------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Balanced Fund             0.630% to 0.550%
RiverSource(SM) Variable Portfolio - Cash Management Fund      0.510% to 0.440%
RiverSource(SM) Variable Portfolio - Diversified Bond Fund     0.610% to 0.535%
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund     0.630% to 0.570%
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund  0.650% to 0.575%
--------------------------------------------------------------------------------

For the following Funds the fee may be adjusted upward or downward by a maximum performance incentive adjustment of 0.08% for RiverSource(SM) Variable Portfolio
- Balanced Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets.

RiverSource(SM) Variable Portfolio - Balanced Fund
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund

The RiverSource(SM) Variable Portfolio Funds, as shown in the table below, also have an agreement with IDS Life, an affiliate of American Enterprise Life, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The following RiverSource(SM) Variable Portfolio Funds, as shown in the table below, have an Administrative Services Agreement with Ameriprise Financial. Under this agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                           PERCENTAGE RANGE
--------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Balanced Fund             0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Cash Management Fund      0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Diversified Bond Fund     0.070% to 0.040%
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund     0.060% to 0.030%
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund  0.060% to 0.030%
--------------------------------------------------------------------------------

Prior to Oct. 1, 2005, the fee percentage of each Fund's average daily net assets declined annually as each Fund's assets increased as follows:

FUND                                                           PERCENTAGE RANGE
--------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Balanced Fund             0.040% to 0.020%
RiverSource(SM) Variable Portfolio - Cash Management Fund      0.030% to 0.020%
RiverSource(SM) Variable Portfolio - Diversified Bond Fund     0.050% to 0.025%
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund     0.050% to 0.030%
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund  0.060% to 0.035%
--------------------------------------------------------------------------------

The RiverSource(SM) Variable Portfolio Funds, as shown in the table above, pay custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of American Enterprise Life.

SUBSEQUENT EVENT

Shareholders approved moving transfer agent services from the Investment Management Services Agreement to a new transfer agent agreement at a shareholder meeting on Feb. 15, 2006 for the RiverSource(SM) Variable Portfolio Funds shown in the table above. The Funds will then enter into a separate transfer agent agreement with RiverSource Service Corporation. The fee under that agreement will be uniform for the RiverSource(SM) Variable Portfolio Funds shown in the table above at an annual rate of 0.06% of average daily net assets. The impact of moving transfer agent fees from the Investment Management Services Agreement fee schedules varies by each fund and decreases the rate between 0.03% and 0.15% of average daily net assets.

--------------------------------------------------------------------------------
10 AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT
--------------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2005 were as follows:

SUBACCOUNT                FUND                                                            PURCHASES
------------------------------------------------------------------------------------------------------
Put VT Div Inc, Cl IA     Putnam VT Diversified Income Fund - Class IA Shares            $    422,889
Put VT Global Eq, Cl IA   Putnam VT Global Equity Fund - Class IA Shares                       16,949
Put VT Gro & Inc, Cl IA   Putnam VT Growth and Income Fund - Class IA Shares                  192,030
Put VT New Opp, Cl IA     Putnam VT New Opportunities Fund - Class IA Shares                   25,970
Put VT Voyager, Cl IA     Putnam VT Voyager Fund - Class IA Shares                             13,847
RVS VP Bal                RiverSource(SM) Variable Portfolio - Balanced Fund                1,174,083
RVS VP Cash Mgmt          RiverSource(SM) Variable Portfolio - Cash Management Fund        31,621,864
RVS VP Div Bond           RiverSource(SM) Variable Portfolio - Diversified Bond Fund        7,953,604
RVS VP Lg Cap Eq          RiverSource(SM) Variable Portfolio - Large Cap Equity Fund       35,924,710
RVS VP Strategy Aggr      RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund        44,663
------------------------------------------------------------------------------------------------------

8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at Dec. 31, 2005:

                             PUT VT      PUT VT       PUT VT       PUT VT     PUT VT
                            DIV INC,   GLOBAL EQ,   GRO & INC,    NEW OPP,   VOYAGER,
PRICE LEVEL                  CL IA       CL IA        CL IA        CL IA      CL IA
                            ----------------------------------------------------------
1.00%                        $   --     $     --     $     --     $    --     $    --
1.10%                            --           --           --          --          --
1.15%                            --           --           --          --          --
1.20%                            --           --           --          --          --
1.25%                            --           --           --          --          --
1.30%                            --           --           --          --          --
1.35%                            --           --           --          --          --
1.40%                          1.76         1.18         2.43        2.02        1.36
1.45%                            --           --           --          --          --
1.50%                            --           --           --          --          --
1.55%                            --           --           --          --          --
1.60%                            --           --           --          --          --
1.65%                            --           --           --          --          --
1.70%                            --           --           --          --          --
1.75%                            --           --           --          --          --
1.80%                            --           --           --          --          --
1.85%                            --           --           --          --          --
1.90%                            --           --           --          --          --
1.95%                            --           --           --          --          --
2.00%                            --           --           --          --          --
2.05%                            --           --           --          --          --
2.10%                            --           --           --          --          --
2.15%                            --           --           --          --          --
2.20%                            --           --           --          --          --
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT 11
--------------------------------------------------------------------------------

                                         RVS VP       RVS VP      RVS VP       RVS VP
                             RVS VP       CASH         DIV        LG CAP      STRATEGY
PRICE LEVEL                    BAL        MGMT         BOND         EQ          AGGR
                            ----------------------------------------------------------
1.00%                        $ 0.99     $   1.07     $   1.13     $    --     $    --
1.10%                          0.99         1.02         1.12          --          --
1.15%                          1.05         1.08         1.26        1.11          --
1.20%                            --         1.01         1.05        0.73          --
1.25%                          1.04         1.08         1.25        0.72          --
1.30%                            --         1.00         1.07        1.11          --
1.35%                          0.98         1.05         1.11        1.10          --
1.40%                          1.98         1.26         1.63        1.64        1.45
1.45%                            --         1.00         1.05        0.71          --
1.50%                          0.93         1.04         1.21        0.71          --
1.55%                            --         0.99         1.06        1.10          --
1.60%                          0.97         1.03         1.21        0.73          --
1.65%                            --         0.99         1.06        0.71          --
1.70%                          1.07         0.97         1.07        0.70          --
1.75%                            --         1.00         1.04        1.10          --
1.80%                          1.05         0.97         1.04        1.42          --
1.85%                            --         0.98         1.05        1.10          --
1.90%                            --         1.00         1.03        1.09          --
1.95%                            --         1.00         1.03        1.09          --
2.00%                            --         1.00         1.03        1.09          --
2.05%                            --         1.00         1.03        1.09          --
2.10%                            --         1.00         1.03        1.09          --
2.15%                            --         1.00         1.03        1.09          --
2.20%                            --         0.99         1.03        1.09          --
--------------------------------------------------------------------------------------

The following is a summary of units outstanding at Dec. 31, 2005:

                             PUT VT      PUT VT       PUT VT        PUT VT       PUT VT
                            DIV INC,   GLOBAL EQ,   GRO & INC,     NEW OPP,     VOYAGER,
PRICE LEVEL                  CL IA       CL IA        CL IA         CL IA        CL IA
                           -------------------------------------------------------------
1.00%                             --           --           --          --          --
1.10%                             --           --           --          --          --
1.15%                             --           --           --          --          --
1.20%                             --           --           --          --          --
1.25%                             --           --           --          --          --
1.30%                             --           --           --          --          --
1.35%                             --           --           --          --          --
1.40%                      2,144,220    1,148,346    3,344,972   2,187,246     603,808
1.45%                             --           --           --          --          --
1.50%                             --           --           --          --          --
1.55%                             --           --           --          --          --
1.60%                             --           --           --          --          --
1.65%                             --           --           --          --          --
1.70%                             --           --           --          --          --
1.75%                             --           --           --          --          --
1.80%                             --           --           --          --          --
1.85%                             --           --           --          --          --
1.90%                             --           --           --          --          --
1.95%                             --           --           --          --          --
2.00%                             --           --           --          --          --
2.05%                             --           --           --          --          --
2.10%                             --           --           --          --          --
2.15%                             --           --           --          --          --
2.20%                             --           --           --          --          --
----------------------------------------------------------------------------------------
Total                      2,144,220    1,148,346    3,344,972   2,187,246     603,808
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12 AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT
--------------------------------------------------------------------------------

                                          RVS VP      RVS VP       RVS VP        RVS VP
                             RVS VP        CASH        DIV         LG CAP       STRATEGY
PRICE LEVEL                    BAL         MGMT        BOND          EQ           AGGR
                           --------------------------------------------------------------
1.00%                         72,517      695,102    1,132,767           --           --
1.10%                        606,708    2,618,429    3,290,357           --           --
1.15%                        121,188      204,724      119,743    3,137,924           --
1.20%                             --       56,631    1,000,408      726,718           --
1.25%                        210,088    1,149,304    1,044,982    1,109,092           --
1.30%                             --      724,206    1,006,900    2,450,350           --
1.35%                        362,792    2,189,028    2,771,827    5,948,226           --
1.40%                      3,221,099    6,630,244    8,279,055    4,590,372    2,484,131
1.45%                             --      106,070    1,298,220    3,968,790           --
1.50%                      1,044,882    2,282,589    4,588,822    9,338,200           --
1.55%                             --      567,714    1,113,352    2,259,142           --
1.60%                      1,392,884    5,054,441    1,144,569    3,835,004           --
1.65%                             --      766,343    1,400,946    4,651,354           --
1.70%                         57,115    1,151,177    1,077,005   17,583,934           --
1.75%                             --      856,157      267,988    4,917,780           --
1.80%                             --       48,351           --      809,882           --
1.85%                             --       70,418      165,146    1,307,038           --
1.90%                             --      838,625      237,244   14,054,264           --
1.95%                             --      271,961       67,518    4,573,564           --
2.00%                             --       11,899           --      410,222           --
2.05%                             --       61,839        5,189      910,276           --
2.10%                             --      236,733       31,022    2,163,701           --
2.15%                             --       61,261           --    1,236,768           --
2.20%                             --        3,718           --       21,011           --
-----------------------------------------------------------------------------------------
Total                      7,089,273   26,656,964   30,043,060   90,003,612    2,484,131
-----------------------------------------------------------------------------------------

The following is a summary of net assets at Dec. 31, 2005:

                             PUT VT       PUT VT       PUT VT         PUT VT       PUT VT
                            DIV INC,    GLOBAL EQ,   GRO & INC,      NEW OPP,     VOYAGER,
PRICE LEVEL                   CL IA       CL IA        CL IA          CL IA        CL IA
                           ----------------------------------------------------------------
1.00%                      $       --  $        --   $       --    $        --   $      --
1.10%                              --           --           --             --          --
1.15%                              --           --           --             --          --
1.20%                              --           --           --             --          --
1.25%                              --           --           --             --          --
1.30%                              --           --           --             --          --
1.35%                              --           --           --             --          --
1.40%                       3,778,422    1,359,093    8,139,094      4,419,681     819,802
1.45%                              --           --           --             --          --
1.50%                              --           --           --             --          --
1.55%                              --           --           --             --          --
1.60%                              --           --           --             --          --
1.65%                              --           --           --             --          --
1.70%                              --           --           --             --          --
1.75%                              --           --           --             --          --
1.80%                              --           --           --             --          --
1.85%                              --           --           --             --          --
1.90%                              --           --           --             --          --
1.95%                              --           --           --             --          --
2.00%                              --           --           --             --          --
2.05%                              --           --           --             --          --
2.10%                              --           --           --             --          --
2.15%                              --           --           --             --          --
2.20%                              --           --           --             --          --
-------------------------------------------------------------------------------------------
Total                      $3,778,422  $ 1,359,093   $8,139,094    $ 4,419,681   $ 819,802
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT 13
--------------------------------------------------------------------------------

                                            RVS VP        RVS VP       RVS VP        RVS VP
                             RVS VP          CASH           DIV        LG CAP       STRATEGY
PRICE LEVEL                   BAL            MGMT          BOND          EQ           AGGR
                           -------------------------------------------------------------------
1.00%                      $    72,132   $   741,789   $ 1,275,710   $        --   $       --
1.10%                          601,188     2,661,010     3,693,114            --           --
1.15%                          126,802       221,374       150,362     3,477,861           --
1.20%                               --        57,096     1,055,166       527,106           --
1.25%                          218,416     1,237,435     1,303,990       802,234           --
1.30%                               --       723,228     1,077,663     2,709,406           --
1.35%                          353,763     2,291,227     3,083,613     6,571,105           --
1.40%                        6,394,121     8,334,041    13,542,446     7,517,965    3,613,798
1.45%                               --       106,351     1,361,790     2,837,093           --
1.50%                          970,116     2,418,825     5,565,127     6,656,163           --
1.55%                               --       563,120     1,182,828     2,487,511           --
1.60%                        1,345,066     5,229,011     1,381,507     2,783,198           --
1.65%                               --       757,826     1,484,166     3,286,749           --
1.70%                           61,078     1,117,191     1,155,080    12,345,210           --
1.75%                               --       853,053       279,386     5,397,090           --
1.80%                               67        46,910         1,041     1,147,190           --
1.85%                               --        69,204       173,150     1,432,023           --
1.90%                               --       838,526       245,185    15,385,261           --
1.95%                               --       271,692        69,714     5,002,547           --
2.00%                               --        11,878         1,545       448,360           --
2.05%                               --        61,672         5,350       994,009           --
2.10%                               --       235,923        31,952     2,360,590           --
2.15%                               --        60,992         1,542     1,348,128           --
2.20%                               --         4,694         1,540        22,888           --
----------------------------------------------------------------------------------------------
Total                      $10,142,749   $28,914,068   $38,122,967   $85,539,687   $3,613,798
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14 AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT
--------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

The following is a summary for each period in the five year period ended Dec. 31, 2005 of units, net assets and investment income ratios in addition to the accumulation unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense. Some of these subaccounts only offer one price level.

                                         AT DEC. 31                                        FOR THE YEAR ENDED DEC. 31
                        -------------------------------------------  ---------------------------------------------------------------
                         UNITS  ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        EXPENSE RATIO           TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                        ------------------------------------------------------------------------------------------------------------
PUT VT DIV INC, CL IA
2005                     2,144      $1.76 to $1.76         $ 3,778         7.96%          1.40% to 1.40%     1.85%    to   1.85%
2004                     2,899      $1.73 to $1.73         $ 5,014         9.61%          1.40% to 1.40%     8.06%    to   8.06%
2003                     3,536      $1.60 to $1.60         $ 5,658         9.28%          1.40% to 1.40%    18.52%    to  18.52%
2002                     4,181      $1.35 to $1.35         $ 5,640         9.30%          1.40% to 1.40%     4.65%    to   4.65%
2001                     5,433      $1.29 to $1.29         $ 6,995         7.63%          1.40% to 1.40%     2.38%    to   2.38%
------------------------------------------------------------------------------------------------------------------------------------
PUT VT GLOBAL EQ, CL
IA
2005                     1,148      $1.18 to $1.18         $ 1,359         1.07%          1.40% to 1.40%     7.58%    to   7.58%
2004                     1,504      $1.10 to $1.10         $ 1,655         2.34%          1.40% to 1.40%    12.36%    to  12.36%
2003                     1,853      $0.98 to $0.98         $ 1,815         1.23%          1.40% to 1.40%    27.27%    to  27.27%
2002                     2,036      $0.77 to $0.77         $ 1,561         0.32%          1.40% to 1.40%   (23.00%)   to (23.00%)
2001                     2,188      $1.00 to $1.00         $ 2,186           --           1.40% to 1.40%   (30.56%)   to (30.56%)
------------------------------------------------------------------------------------------------------------------------------------
PUT VT GRO & INC, CL
IA
2005                     3,345      $2.43 to $2.43         $ 8,139         1.92%          1.40% to 1.40%     4.04%    to   4.04%
2004                     4,457      $2.34 to $2.34         $10,425         1.84%          1.40% to 1.40%     9.82%    to   9.82%
2003                     5,362      $2.13 to $2.13         $11,421         2.12%          1.40% to 1.40%    26.04%    to  26.04%
2002                     6,087      $1.69 to $1.69         $10,296         1.83%          1.40% to 1.40%   (19.91%)   to (19.91%)
2001                     7,387      $2.11 to $2.11         $15,603         1.75%          1.40% to 1.40%    (7.46%)   to  (7.46%)
------------------------------------------------------------------------------------------------------------------------------------
PUT VT NEW OPP, CL IA
2005                     2,187      $2.02 to $2.02         $ 4,420         0.39%          1.40% to 1.40%     8.80%    to   8.80%
2004                     2,928      $1.86 to $1.86         $ 5,432           --           1.40% to 1.40%     9.03%    to   9.03%
2003                     3,442      $1.70 to $1.70         $ 5,858           --           1.40% to 1.40%    30.77%    to  30.77%
2002                     4,079      $1.30 to $1.30         $ 5,307           --           1.40% to 1.40%   (31.22%)   to (31.22%)
2001                     4,835      $1.89 to $1.89         $ 9,152           --           1.40% to 1.40%   (31.02%)   to (31.02%)
------------------------------------------------------------------------------------------------------------------------------------
PUT VT VOYAGER, CL IA
2005                       604      $1.36 to $1.36         $   820         0.95%          1.40% to 1.40%     4.47%    to   4.47%
2004                       747      $1.30 to $1.30         $   971         0.48%          1.40% to 1.40%     3.87%    to   3.87%
2003                       906      $1.25 to $1.25         $ 1,134         0.65%          1.40% to 1.40%    23.76%    to  23.76%
2002                     1,025      $1.01 to $1.01         $ 1,039         0.88%          1.40% to 1.40%   (27.34%)   to (27.34%)
2001                     1,116      $1.39 to $1.39         $ 1,554         0.12%          1.40% to 1.40%   (23.63%)   to (23.63%)
------------------------------------------------------------------------------------------------------------------------------------
RVS VP BAL
2005                     7,089      $0.99 to $1.05         $10,143         2.57%          1.00% to 1.80%     2.89%    to   2.06%
2004                     8,244      $0.97 to $1.03         $11,890         2.27%          1.00% to 1.80%     8.50%    to   7.65%
2003                     8,383      $0.89 to $0.96         $11,978         2.26%          1.00% to 1.80%    18.67%    to  (4.00%)
2002                     8,237      $0.75 to $0.74         $10,219         2.58%          1.00% to 1.80%   (13.79%)   to (13.95%)(4)
2001                     8,755      $0.87 to $0.86         $13,311         2.51%          1.00% to 1.60%   (11.22%)   to (12.24%)
------------------------------------------------------------------------------------------------------------------------------------
RVS VP CASH MGMT
2005                    26,657      $1.07 to $0.99         $28,914         2.59%          1.00% to 2.20%     1.59%    to   0.39%
2004                    27,673      $1.05 to $0.99         $29,764         0.73%          1.00% to 2.20%    (0.27%)   to  (0.90%)(8)
2003                    27,953      $1.05 to $0.99         $29,988         0.51%          1.00% to 1.85%    (0.94%)   to  (1.00%)(6)
2002                    35,240      $1.06 to $0.99         $38,732         1.16%          1.00% to 1.80%     0.00%    to  (1.00%)(4)
2001                    33,561      $1.06 to $1.05         $37,056         3.41%          1.00% to 1.60%     2.91%    to   1.94%
------------------------------------------------------------------------------------------------------------------------------------
RVS VP DIV BOND
2005                    30,043      $1.13 to $1.03         $38,123         3.71%          1.00% to 2.20%     1.10%    to  (0.09%)
2004                    31,737      $1.11 to $1.03         $40,367         3.85%          1.00% to 2.20%     3.45%    to   2.86%(8)
2003                    15,697      $1.08 to $1.02         $20,544         3.56%          1.00% to 1.85%     3.85%    to   2.00%(6)
2002                     9,269      $1.04 to $1.01         $13,344         5.06%          1.00% to 1.70%     4.00%(5) to   1.00%(4)
2001                    10,726      $1.12 to $1.09         $15,098         6.46%          1.15% to 1.60%     6.67%    to   5.83%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT 15
--------------------------------------------------------------------------------

                                         AT DEC. 31                                        FOR THE YEAR ENDED DEC. 31
                        -------------------------------------------  ---------------------------------------------------------------
                         UNITS  ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        EXPENSE RATIO           TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                        ------------------------------------------------------------------------------------------------------------
RVS VP LG CAP EQ
2005                    90,004      $1.11 to $1.09         $85,540         1.14%          1.15% to 2.20%     4.96%    to   3.87%
2004                    57,070      $1.06 to $1.05         $53,075         1.11%          1.15% to 2.20%     5.87%(8) to   5.14%(8)
2003                     6,065      $0.66 to $1.31         $ 7,907         0.62%          1.20% to 1.80%    26.92%    to  31.00%(7)
2002                     5,886      $0.52 to $0.51         $ 6,413         0.53%          1.20% to 1.65%   (22.39%)   to (23.88%)
2001                     7,991      $0.67 to $0.67         $10,534         0.30%          1.20% to 1.70%   (19.28%)   to (19.28%)
------------------------------------------------------------------------------------------------------------------------------------
RVS VP STRATEGY AGGR
2005                     2,484      $1.45 to $1.45         $ 3,614         0.08%          1.40% to 1.40%     7.66%    to   7.66%
2004                     3,194      $1.35 to $1.35         $ 4,315           --           1.40% to 1.40%     7.88%    to   7.88%
2003                     3,701      $1.25 to $1.25         $ 4,635           --           1.40% to 1.40%    26.26%    to  26.26%
2002                     4,011      $0.99 to $0.99         $ 3,955           --           1.40% to 1.40%   (32.65%)   to (32.65%)
2001                     4,343      $1.47 to $1.47         $ 6,383         0.21%          1.40% to 1.40%   (33.78%)   to (33.78%)
------------------------------------------------------------------------------------------------------------------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of maximum to minimum values, based on the price level representing the minimum and maximum expense ratio amounts, some individual price level total returns are not within the ranges presented due to the introduction of new price levels during the year and other market factors.

(4)   Operations commenced on March 1, 2002.

(5)   Operations commenced on May 21, 2002.

(6)   Operations commenced on Jan. 29, 2003.

(7)   Operations commenced on March 3, 2003.

(8)   Operations commenced on April 30, 2004.

--------------------------------------------------------------------------------
16  AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                 2005    2004    2003    2002    2001     2000    1999    1998    1997    1996
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS IA SHARES (2/21/1995)
Accumulation unit value at beginning of period     $ 1.73  $ 1.60  $ 1.35  $ 1.29  $  1.26  $ 1.27  $ 1.27  $ 1.30  $ 1.23  $ 1.15
Accumulation unit value at end of period           $ 1.76  $ 1.73  $ 1.60  $ 1.35  $  1.29  $ 1.26  $ 1.27  $ 1.27  $ 1.30  $ 1.23
Number of accumulation units outstanding
at end of period (000 omitted)                      2,144   2,899   3,536   4,181    5,433   6,502   6,356   5,963   3,151   1,824
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL EQUITY FUND - CLASS IA SHARES (6/10/1997)
Accumulation unit value at beginning of period     $ 1.10  $ 0.98  $ 0.77  $ 1.00  $  1.44  $ 2.08  $ 1.28  $ 1.00  $ 1.00      --
Accumulation unit value at end of period           $ 1.18  $ 1.10  $ 0.98  $ 0.77  $  1.00  $ 1.44  $ 2.08  $ 1.28  $ 1.00      --
Number of accumulation units outstanding
at end of period (000 omitted)                      1,148   1,504   1,853   2,036    2,188   1,852   1,412     996     388      --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IA SHARES (2/21/1995)
Accumulation unit value at beginning of period     $ 2.34  $ 2.13  $ 1.69  $ 2.11  $  2.28  $ 2.14  $ 2.14  $ 1.88  $ 1.53  $ 1.27
Accumulation unit value at end of period           $ 2.43  $ 2.34  $ 2.13  $ 1.69  $  2.11  $ 2.28  $ 2.14  $ 2.14  $ 1.88  $ 1.53
Number of accumulation units outstanding
at end of period (000 omitted)                      3,345   4,457   5,362   6,087    7,387   8,782   9,311   9,161   6,452   3,655
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT NEW OPPORTUNITIES FUND - CLASS IA SHARES (2/21/1995)
Accumulation unit value at beginning of period     $ 1.86  $ 1.70  $ 1.30  $ 1.89  $  2.74  $ 3.76  $ 2.25  $ 1.84  $ 1.51  $ 1.39
Accumulation unit value at end of period           $ 2.02  $ 1.86  $ 1.70  $ 1.30  $  1.89  $ 2.74  $ 3.76  $ 2.25  $ 1.84  $ 1.51
Number of accumulation units outstanding
at end of period (000 omitted)                      2,187   2,928   3,442   4,079    4,835   5,123   5,476   5,798   4,575   2,980
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND - CLASS IA SHARES (6/10/1997)
Accumulation unit value at beginning of period     $ 1.30  $ 1.25  $ 1.01  $ 1.39  $  1.82  $ 2.21  $ 1.41  $ 1.15  $ 1.00      --
Accumulation unit value at end of period           $ 1.36  $ 1.30  $ 1.25  $ 1.01  $  1.39  $ 1.82  $ 2.21  $ 1.41  $ 1.15      --
Number of accumulation units outstanding
at end of period (000 omitted)                        604     747     906   1,025    1,116   1,105     743     440     148      --
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(SM) VARIABLE PORTFOLIO - BALANCED FUND (2/21/1995)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period     $ 1.93  $ 1.79  $ 1.51  $ 1.76  $  1.99  $ 2.07  $ 1.83  $ 1.60  $ 1.36  $ 1.18
Accumulation unit value at end of period           $ 1.98  $ 1.93  $ 1.79  $ 1.51  $  1.76  $ 1.99  $ 2.07  $ 1.83  $ 1.60  $ 1.36
Number of accumulation units outstanding
at end of period (000 omitted)                      3,221   4,136   5,043   5,336    6,404   6,779   5,985   4,684   2,944   1,546
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(SM) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (2/21/1995)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period     $ 1.24  $ 1.25  $ 1.26  $ 1.26  $  1.24  $ 1.18  $ 1.15  $ 1.11  $ 1.07  $ 1.03
Accumulation unit value at end of period           $ 1.26  $ 1.24  $ 1.25  $ 1.26  $  1.26  $ 1.24  $ 1.18  $ 1.15  $ 1.11  $ 1.07
Number of accumulation units outstanding
at end of period (000 omitted)                      6,630   7,059   5,254   8,572    8,409   4,421     941     749     231     241

*The 7-day simple and compound yields for RiverSource(SM) Variable Portfolio - Cash Management Fund at Dec. 31, 2005 were 2.13%
and 2.15%, respectively.
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(SM) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (2/21/1995)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND)
Accumulation unit value at beginning of period     $ 1.62  $ 1.58  $ 1.53  $ 1.47  $  1.38  $ 1.33  $ 1.33  $ 1.33  $ 1.24  $ 1.17
Accumulation unit value at end of period           $ 1.63  $ 1.62  $ 1.58  $ 1.53  $  1.47  $ 1.38  $ 1.33  $ 1.33  $ 1.33  $ 1.24
Number of accumulation units outstanding
at end of period (000 omitted)                      8,279   9,515   7,119   7,272    8,923   9,498   8,127   5,689   2,544   1,377
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(SM) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (2/21/1995)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period     $ 1.56  $ 1.50  $ 1.18  $ 1.53  $  1.89  $ 2.33  $ 1.91  $ 1.56  $ 1.27  $ 1.20
Accumulation unit value at end of period           $ 1.64  $ 1.56  $ 1.50  $ 1.18  $  1.53  $ 1.89  $ 2.33  $ 1.91  $ 1.56  $ 1.27
Number of accumulation units outstanding
at end of period (000 omitted)                      4,590   4,708   4,663   5,116    6,019   6,358   5,864   5,163   3,813   2,350
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT  17
--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                 2005    2004    2003    2002    2001     2000    1999    1998    1997    1996
----------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(SM) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND* (2/21/1995)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period     $ 1.35  $ 1.25  $ 0.99  $  1.47  $ 2.22  $ 2.78  $ 1.65  $ 1.63  $ 1.47  $ 1.28
Accumulation unit value at end of period           $ 1.45  $ 1.35  $ 1.25  $  0.99  $ 1.47  $ 2.22  $ 2.78  $ 1.65  $ 1.63  $ 1.47
Number of accumulation units outstanding
at end of period (000 omitted)                      2,484   3,194   3,701    4,011   4,343   3,856   3,961   3,453   2,434   1,324

*RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund merged into RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund
on March 17, 2006.
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18  AEL PREFERRED VARIABLE ANNUITY - 2005 ANNUAL REPORT
--------------------------------------------------------------------------------

American Enterprise Life Insurance Company
------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying Consolidated Balance Sheets of American Enterprise Life Insurance Company (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2005 and 2004, and the related Consolidated Statements of Income, Stockholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the Consolidated Financial Statements, in 2004 American Enterprise Life Insurance Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."


                                               /s/ Ernst & Young LLP
                                               -------------------------------
                                                   Ernst & Young LLP



Minneapolis, Minnesota
February 27, 2006

American Enterprise Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE DATA)                                                    2005            2004
 ASSETS

Investments:
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2005, $5,818,741; 2004, $6,257,483)      $5,757,419     $6,368,833
   Preferred and common stocks, at fair value (cost: 2005, $0; 2004, $6,000)                         --          6,246
Mortgage loans on real estate, at cost (less allowance for losses: 2005 and 2004, $6,862)       355,306        420,899
Other investments                                                                                 1,108          2,286
----------------------------------------------------------------------------------------------------------------------
      Total investments                                                                       6,113,833      6,798,264

Cash and cash equivalents                                                                           859         47,356
Amounts due from brokers                                                                             75             71
Other accounts receivable                                                                         7,560          4,299
Accrued investment income                                                                        60,562         67,655
Deferred policy acquisition costs                                                               344,215        299,708
Deferred sales inducement costs                                                                  54,359         49,822
Deferred income tax assets, net                                                                  23,883             --
Other assets                                                                                     20,108          3,394
Separate account assets                                                                       2,884,054      1,878,620
----------------------------------------------------------------------------------------------------------------------
      Total assets                                                                           $9,509,508     $9,149,189
======================================================================================================================

 LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Future policy benefits:
   Fixed annuities                                                                           $5,754,763     $6,325,427
   Variable annuity guarantees                                                                    7,129          5,505
Policy claims and other policyholders' funds                                                      8,002          4,150
Amounts due to brokers                                                                           31,682          6,962
Deferred income tax liabilities, net                                                                 --         34,984
Other liabilities                                                                                40,316         41,826
Separate account liabilities                                                                  2,884,054      1,878,620
----------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                       8,725,946      8,297,474
----------------------------------------------------------------------------------------------------------------------

Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and
     outstanding                                                                                  3,000          3,000
   Additional paid-in capital                                                                   591,872        591,872
   Retained earnings                                                                            224,410        199,175
   Accumulated other comprehensive (loss) income, net of tax:
      Net unrealized securities (losses) gains                                                  (35,708)        62,082
      Net unrealized derivative losses                                                              (12)        (4,414)
----------------------------------------------------------------------------------------------------------------------
   Total accumulated other comprehensive (loss) income                                          (35,720)        57,668
----------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                783,562        851,715
----------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                   $9,509,508     $9,149,189
======================================================================================================================

See Notes to Consolidated Financial Statements.

American Enterprise Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, (THOUSANDS)                       2005           2004          2003
 REVENUES

Net investment income                                    $348,265       $376,487      $372,194
Contractholder charges                                     14,779         11,211         7,528
Mortality and expense risk and other fees                  43,307         24,801        13,749
Net realized (loss) gain on investments                    (1,361)         5,193        25,105
----------------------------------------------------------------------------------------------
   Total revenues                                         404,990        417,692       418,576
----------------------------------------------------------------------------------------------

 BENEFITS AND EXPENSES

Death and other benefits for investment contracts          17,193         15,438         6,342
Interest credited to account values                       206,424        226,033       262,399
Amortization of deferred policy acquisition costs          63,781         60,836        38,392
Separation costs                                            9,828             --            --
Other insurance and operating expenses                     74,075         72,185        54,739
----------------------------------------------------------------------------------------------
   Total benefits and expenses                            371,301        374,492       361,872
----------------------------------------------------------------------------------------------
Income before income tax provision and accounting change   33,689         43,200        56,704
Income tax provision                                        8,454         18,008        19,075
----------------------------------------------------------------------------------------------
Income before accounting change                            25,235         25,192        37,629
Cumulative effect of accounting change, net of tax             --         (3,562)           --
----------------------------------------------------------------------------------------------
Net income                                                $25,235       $ 21,630      $ 37,629
==============================================================================================

See Notes to Consolidated Financial Statements.

American Enterprise Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, (THOUSANDS)                                                            2005           2004         2003

 CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                                   $  25,235      $  21,630    $   37,629
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
   Cumulative effect of accounting change, net of tax                                               --          3,562            --
   Amortization of deferred policy acquisition costs                                            63,781         60,836        38,392
   Amortization of deferred sales inducement costs                                              14,313          9,685         7,213
   Capitalization of deferred policy acquisition costs                                         (89,256)       (65,864)      (99,000)
   Capitalization of deferred sales inducement costs                                           (15,411)       (13,488)      (21,890)
   Amortization of premium, net                                                                 22,977         26,459        23,699
   Deferred income tax (benefit) provision                                                      (8,581)        21,835        15,420
   Net realized loss (gain) on investments                                                       1,361         (5,193)      (25,105)
Changes in operating assets and liabilities:
   Other accounts receivable                                                                    (3,261)          (727)       (1,988)
   Accrued investment income                                                                     7,093          2,936       (14,143)
   Policy claims and other policyholder's funds                                                  3,852          1,050        (5,950)
   Other assets and liabilities, net                                                            (8,669)       (14,981)       (1,661)
-----------------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                                       13,434         47,740       (47,384)
-----------------------------------------------------------------------------------------------------------------------------------

 CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                                       579,784        341,077     3,365,402
   Maturities, sinking fund payments and calls                                                 577,264        400,057       875,785
   Purchases                                                                                  (735,554)      (480,031)   (5,678,854)
Other investments:
   Sales, maturities, sinking fund payments and calls                                           77,068        126,676        72,281
   Purchases                                                                                   (11,564)        (9,338)      (25,287)
Change in amounts due to and from brokers, net                                                  24,716        (68,018)     (910,172)
-----------------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                                      511,714        310,423    (2,300,845)
-----------------------------------------------------------------------------------------------------------------------------------

 CASH FLOWS FROM FINANCING ACTIVITIES

Activity related to investment contracts:
   Considerations received                                                                      37,847        202,999     1,733,030
   Interest credited to account values                                                         206,424        226,033       262,399
   Surrenders and other benefits                                                              (815,916)      (748,904)     (756,827)
-----------------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                                     (571,645)      (319,872)    1,238,602
-----------------------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                                           (46,497)        38,291    (1,109,627)
Cash and cash equivalents at beginning of year                                                  47,356          9,065     1,118,692
-----------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                                     $     859      $  47,356    $    9,065
===================================================================================================================================

Supplemental disclosures:
   Income taxes paid (refunded)                                                              $     288      $  (6,992)   $    3,266
   Interest paid on borrowings                                                               $     326      $     378    $      373

See Notes to Consolidated Financial Statements.

American Enterprise Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                         ADDITIONAL               ACCUMULATED OTHER
                                                                             CAPITAL      PAID-IN       RETAINED    COMPREHENSIVE
FOR THE THREE YEARS ENDED DECEMBER 31, 2005 (THOUSANDS)        TOTAL          STOCK       CAPITAL       EARNINGS    INCOME (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Balances at December 31, 2002                                 $825,813        $3,000      $591,872      $139,916       $ 91,025
Comprehensive loss:
   Net income                                                   37,629            --            --        37,629             --
   Change in unrealized holding losses on securities, net      (44,180)           --            --            --        (44,180)
   Reclassification adjustment for losses on derivatives
         included in net income, net                             4,417            --            --            --          4,417
                                                             ------------
   Total comprehensive loss                                     (2,134)           --            --            --             --
-----------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2003                                  823,679         3,000       591,872       177,545         51,262
Comprehensive income:
   Net income                                                   21,630            --            --        21,630             --
   Change in unrealized holding gains on securities, net         2,004            --            --            --          2,004
   Reclassification adjustment for losses on derivatives
         included in net income, net                             4,402            --            --            --          4,402
                                                             ------------
   Total comprehensive income                                   28,036            --            --            --             --
-----------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2004                                  851,715         3,000       591,872       199,175         57,668
Comprehensive loss:
   Net income                                                   25,235            --            --        25,235             --
   Change in unrealized holding losses on securities, net      (97,790)           --            --            --        (97,790)
   Reclassification adjustment for losses on derivatives
         included in net income, net                             4,402            --            --            --          4,402
                                                             ------------
   Total comprehensive loss                                    (68,153)           --            --            --             --
-----------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2005                                 $783,562        $3,000      $591,872      $224,410       $(35,720)
===================================================================================================================================

See Notes to Consolidated Financial Statements.

American Enterprise Life Insurance Company
------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company is a stock life insurance company domiciled in Indiana, which holds Certificates of Authority in the District of Columbia and all states except New York. American Enterprise Life Insurance Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is domiciled in Minnesota. IDS Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

American Enterprise Life Insurance Company owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life".

Prior to August 1, 2005, Ameriprise Financial was referred to as American Express Financial Corporation. On February 1, 2005, American Express Company (American Express) announced its intention to pursue the disposition of 100% of its shareholdings in what is now Ameriprise Financial (the Separation) through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and distribution of common shares to American Express shareholders (the Distribution). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the separation of its business and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. American Enterprise Life was allocated certain separation and Distribution-related expenses incurred as a result of Ameriprise Financial becoming an independent company. Cumulatively, the expenses allocated to American Enterprise Life are significant to American Enterprise Life.

American Enterprise Life Insurance Company provides branded financial products and wholesaling services to support its annuity operation. American Enterprise Life principally underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York. In past years, American Enterprise Life issued a nominal amount of variable universal life contracts.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on an increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life Insurance Company and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with United States generally accepted accounting principles
(GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

American Enterprise Life consolidates all entities, in which it holds a greater than 50% voting interest. Entities in which American Enterprise Life holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

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Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing its rated collateralized debt obligations (CDOs) described in Note 2. American Enterprise Life sold all of its retained interest in this securitization trust in 2005.

BALANCE SHEET

INVESTMENTS

Investments consist of the following:

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value on the Consolidated Balance Sheets with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) within equity, net of income tax provision (benefit) and net of adjustments in asset and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which amortized cost exceeds fair value, the duration of that difference, and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices.

Mortgage Loans on Real Estate, Net

Mortgage loans on real estate reflect principal amounts outstanding less allowance for mortgage loan losses. The allowance for mortgage loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for mortgage loan losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other Investments

Other investments principally include real estate and reflect properties acquired in satisfaction of debt and are carried at the lower of cost or the property's net realizable value.

CASH AND CASH EQUIVALENTS

American Enterprise Life has defined cash equivalents to include highly liquid investments with original maturities of 90 days or less.

DEFERRED POLICY ACQUISITION COSTS

DAC represents the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC is amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality levels, and contractholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 15 years. Management regularly monitors financial market conditions and actual contractholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balances and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balances and an increase in DAC

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amortization expenses while a decrease in amortization percentage will result in an increase in DAC balances and a decrease in DAC amortization expenses. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

DEFERRED SALES INDUCEMENT COSTS

Deferred sales inducement costs (DSIC) consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants (AICPA) Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative instruments are classified on the Consolidated Balance Sheets at fair value within other assets or liabilities. The fair value of American Enterprise Life's derivative financial instruments is determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. In certain instances, the fair value includes structuring costs incurred at the inception of the transactions. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any.

American Enterprise Life has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). For derivative financial instruments that do not qualify for hedge accounting, or are not designated as hedges, changes in the fair value are reported in current period earnings generally as a component of net investment income. See the "Derivatives Not Designated as Hedges" section of
Note 8 which describes the types of economic hedges used by American Enterprise Life.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives mortality and expense risk and other fees, including payments from its affiliate, RiverSource Investments, LLC for providing certain sponsor and related servicing activity, which are based on asset levels, and guaranteed minimum death benefit (GMDB) fees from the related accounts. In addition, American Enterprise Life also receives marketing and administrative support payments from the affiliates of other companies' funds included as investment options in its variable products, which vary based on the level of variable assets. American Enterprise Life's major source of revenue from variable annuities it sells is mortality and expense risk and other fees.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

LIABILITIES FOR FUTURE POLICY BENEFITS

Fixed Annuities and Variable Annuity Guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings. These are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum withdrawal benefit (GMWB), guaranteed minimum income benefit (GMIB) and guaranteed minimum accumulation benefit (GMAB) provisions.

Effective January 1, 2004, liabilities for GMDB, GGU and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. See the "Recently Issued Accounting Standards" section below and Note 4 for more information about these guaranteed benefits.

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GMWB and GMAB provisions are considered embedded derivatives under SFAS 133 and, accordingly, are carried at fair value within future policy benefits for variable annuity guarantees on the Consolidated Balance Sheets. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. Changes in fair value are reflected in death and other benefits for investment contracts within the Consolidated Statements of Income.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 8.5% at December 31, 2005, depending on year of issue, with an average rate of approximately 5.5%.

REVENUES AND EXPENSES

American Enterprise Life's principal sources of revenue include net investment income, contractholder charges and mortality and expense risk and other fees.

Net Investment Income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and gains and losses on hedges on GMWB. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Contractholder Charges

Contractholder charges include administrative and surrender charges on annuities and are recognized as revenue when collected.

Mortality and Expense Risk and Other Fees

Mortality and expense risk and other fees include risk and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Gain (Loss) on Investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Separation Costs

During 2005, Ameriprise Financial developed an allocation policy for separation costs resulting in the allocation of certain costs to American Enterprise Life that it considered to be a reasonable reflection of separation costs benefiting American Enterprise Life. Separation costs generally consist of allocated employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the separation and Distribution of Ameriprise Financial.

Income Taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express through September 30, 2005. American Enterprise Life's taxable income will be included with IDS Life in filing a separate consolidated life insurance company federal income tax return for five tax years following the Distribution including the period October 1, 2005 through December 31, 2005. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement with IDS Life, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of IDS Life that IDS Life will reimburse subsidiaries for all tax benefits.

RECENTLY ISSUED ACCOUNTING STANDARDS

On November 3, 2005, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP FAS 115-1 and FAS 124-1 are effective for reporting periods beginning after December 15, 2005. American Enterprise Life anticipates the impact of FSP FAS 115-1 and FAS 124-1 on American Enterprise Life's consolidated results of operations and financial condition will not be material.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts

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and for Realized Gains and Losses from the Sale of Investments." SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. American Enterprise Life is currently evaluating the impact of SOP 05-1 on American Enterprise Life's consolidated results of operations and financial condition.

In May 2005, the FASB issued SFAS 154, "Accounting Changes and Error Corrections" (SFAS 154). This statement replaces APB Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements" and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. American Enterprise Life does not anticipate SFAS 154 will materially impact its Consolidated Financial Statements upon its adoption on January 1, 2006.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of SOP 03-1 raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated results of operations or financial condition.

In July 2003, the AICPA issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing DAC and any DSIC associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing DAC and DSIC associated with those contracts. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004, which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for QSPEs as defined by SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001 (which was sold in 2005). That trust contained a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. There were no other impacts on the financial statements as of December 31, 2003.

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2. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Available-for-Sale securities at December 31, 2005 are distributed by type as presented below:

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                                                                           GROSS        GROSS
(THOUSANDS)                                             AMORTIZED       UNREALIZED   UNREALIZED       FAIR
                                                          COST             GAINS       LOSSES         VALUE
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Fixed maturities:
   Mortgage and other asset-backed securities          $2,650,573        $ 7,539     $ (47,855)    $2,610,257
   Corporate debt securities                            2,462,313         28,075       (43,009)     2,447,379
   Foreign corporate bonds and obligations                593,440          8,734       (12,993)       589,181
   U.S. Government and agencies obligations                74,172            111        (1,743)        72,540
   State and municipal obligations                         30,240            190        (1,159)        29,271
   Foreign government bonds and obligations                 8,003            788            --          8,791
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Total fixed maturities                                  5,818,741         45,437      (106,759)     5,757,419
Preferred and common stocks                                    --             --            --             --
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   Total                                               $5,818,741        $45,437     $(106,759)    $5,757,419
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Available-for-Sale securities at December 31, 2004 are distributed by type as presented below:

                                                                          GROSS        GROSS
(THOUSANDS)                                             AMORTIZED      UNREALIZED    UNREALIZED      FAIR
                                                          COST            GAINS        LOSSES        VALUE
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Fixed maturities:
   Mortgage and other asset-backed securities          $2,719,323       $ 31,234      $(11,301)    $2,739,256
   Corporate debt securities                            2,715,114         88,129        (9,854)     2,793,389
   Foreign corporate bonds and obligations                638,653         22,603        (3,419)       657,837
   U.S. Government and agencies obligations               102,245            310           (71)       102,484
   Structured investments(a)                               47,968             --        (6,194)        41,774
   State and municipal obligations                         30,239            302          (878)        29,663
   Foreign government bonds and obligations                 3,941            489            --          4,430
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Total fixed maturities                                  6,257,483        143,067       (31,717)     6,368,833
Preferred and common stocks                                 6,000            246            --          6,246
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   Total                                               $6,263,483       $143,313      $(31,717)    $6,375,079
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(a) Includes unconsolidated CDOs.

At December 31, 2005 and 2004, fixed maturity securities, excluding net unrealized appreciation and depreciation, comprised approximately 94% of American Enterprise Life's total investments. These securities are rated by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P), except for approximately $123.6 million and $139.3 million of securities at December 31, 2005 and 2004, respectively, which are rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating, (excluding net unrealized appreciation and depreciation) on December 31 is as follows:


RATING                                                   2005           2004
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AAA                                                       49%            47%
AA                                                         3              2
A                                                         18             19
BBB                                                       23             24
Below investment grade                                     7              8
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   Total                                                 100%           100%
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At December 31, 2005 and 2004, approximately 58% and 63%, respectively, of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of stockholder's equity.

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The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

(THOUSANDS)                                           LESS THAN 12 MONTHS        12 MONTHS OR MORE             TOTAL
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                                                      FAIR      UNREALIZED      FAIR      UNREALIZED     FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                            VALUE       LOSSES        VALUE       LOSSES       VALUE        LOSSES
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Mortgage and other asset-backed securities          $1,440,072   $(21,811)     $  719,535  $(26,044)   $2,159,607    $ (47,855)
Corporate debt securities                            1,130,267    (24,674)        414,348   (18,335)    1,544,615      (43,009)
Foreign corporate bonds and obligations                210,733     (7,352)        131,297    (5,641)      342,030      (12,993)
U.S. Government and agencies obligations                33,493       (623)         36,557    (1,120)       70,050       (1,743)
State and municipal obligations                         23,961     (1,025)          2,870      (134)       26,831       (1,159)
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   Total                                            $2,838,526   $(55,485)     $1,304,607  $(51,274)   $4,143,133    $(106,759)
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The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(THOUSANDS)                                           LESS THAN 12 MONTHS        12 MONTHS OR MORE             TOTAL
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                                                      FAIR      UNREALIZED      FAIR      UNREALIZED     FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                            VALUE       LOSSES        VALUE       LOSSES       VALUE        LOSSES
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Mortgage and other asset-backed securities          $  963,075   $ (5,848)     $151,475    $ (5,453)   $1,114,550    $(11,301)
Corporate debt securities                              489,190     (3,892)      214,895      (5,962)      704,085      (9,854)
Foreign corporate bonds and obligations                120,722     (1,157)      103,192      (2,262)      223,914      (3,419)
U.S. Government and agencies obligations                71,002        (56)          533         (15)       71,535         (71)
Structured investments                                      --         --        41,774      (6,194)       41,774      (6,194)
State and municipal obligations                             --         --        22,126        (878)       22,126        (878)
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   Total                                            $1,643,989   $(10,953)     $533,995    $(20,764)   $2,177,984    $(31,717)
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In evaluating potential other-than-temporary impairments, American Enterprise Life considers the extent to which amortized costs exceeds fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2005:

(MILLIONS, EXCEPT
NUMBER OF SECURITIES)         LESS THAN 12 MONTHS                   12 MONTHS OR MORE                          TOTAL
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                                                 GROSS                                 GROSS                                GROSS
RATIO OF FAIR VALUE    NUMBER OF              UNREALIZED   NUMBER OF                UNREALIZED  NUMBER OF                UNREALIZED
TO AMORTIZED COST     SECURITIES   FAIR VALUE   LOSSES     SECURITIES   FAIR VALUE    LOSSES    SECURITIES   FAIR VALUE    LOSSES
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95% - 100%                357        $2,733      $(47)         116        $1,135       $(40)         473        $3,868      $ (87)
90% - 95%                  28            78        (5)          22           169        (11)          50           247        (16)
80% - 90%                   7            27        (4)           1             1         --            8            28         (4)
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   Total                  392        $2,838      $(56)         139        $1,305       $(51)         531        $4,143      $(107)
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A majority of the gross unrealized losses related to corporate debt securities and substantially all of the gross unrealized losses related to mortgage and other asset-backed securities are attributable to changes in interest rates. A portion of the gross unrealized losses particularly related to corporate debt securities is also attributed to credit spreads and specific issuer credit events. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 97% ratio of fair value to amortized cost for all securities with an unrealized loss. The unrealized losses are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. As stated earlier, American Enterprise Life's ongoing monitoring process has revealed that a significant portion of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2005.

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The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)),
(ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as DAC and DSIC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective consolidated balance sheet dates.

The following table presents these components of other comprehensive (loss) income, net of tax:

(THOUSANDS)                                                                                    2005            2004         2003
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Holding (losses) gains, net of tax of $60,617, $4,106, and $18,168, respectively            $(112,573)       $ 7,624      $(33,742)
Reclassification of realized losses (gains), net of tax of $95, $1,920, and $9,157,
 respectively                                                                                     177         (3,565)      (17,006)
DAC, net of tax of $6,660, $294 and $3,536, respectively                                       12,372           (544)        6,568
DSIC, net of tax of $1,205, $814, and $0, respectively                                          2,234         (1,511)           --
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Net unrealized securities (losses) gains                                                    $ (97,790)       $ 2,004      $(44,180)
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The following is a distribution of Available-for-Sale securities by maturity at December 31, 2005:
                                                         AMORTIZED         FAIR
(THOUSANDS)                                                COST            VALUE
--------------------------------------------------------------------------------
Due within 1 year                                      $  137,638     $  138,636
Due after 1 through 5 years                               871,839        870,118
Due after 5 through 10 years                            2,052,358      2,033,347
Due after 10 years                                        106,333        105,061
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                                                        3,168,168      3,147,162
Mortgage and other asset-backed securities              2,650,573      2,610,257
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Total                                                  $5,818,741     $5,757,419
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The expected payments on mortgage and other asset-backed securities may not coincide with their contractual maturities. As such, these securities were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                                2005            2004         2003
----------------------------------------------------------------------------------------------
Sales                                                    $579,784       $341,077    $3,365,402
Maturities, sinking fund payments and calls              $577,264       $400,057    $  875,785
Purchases                                                $735,554       $480,031    $5,678,854
----------------------------------------------------------------------------------------------

Included in net realized gains and losses were gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale, using the specific identification method, as noted in the following table for the years ended December 31:

(THOUSANDS)                                                2005            2004         2003
----------------------------------------------------------------------------------------------
Gross realized gains from sales                          $ 11,232        $ 9,464      $ 65,739
Gross realized losses from sales                         $(10,155)       $(3,980)     $(30,254)
Other-than-temporary impairments                         $ (1,349)       $    --      $ (9,323)
----------------------------------------------------------------------------------------------

The $1.3 million of other-than-temporary impairments in 2005 primarily related to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost. The $9.3 million of other-than-temporary impairments in 2003 consisted of $5.6 million related to corporate debt securities and $3.7 million related to American Enterprise Life's interest in a CDO securitization trust which was sold in 2005 as discussed below.

During the second quarter 2005, American Enterprise Life sold all of its retained interest in a CDO-related securitization trust and recognized a net realized pretax loss of $1.2 million. The carrying value of this retained interest was $41.8 million at December 31, 2004, of which $31.0 million was considered investment grade.

At December 31, 2005 and 2004, bonds carried at $4.2 million were on deposit with various states as required by law.

American Enterprise Life Insurance Company
------------------------------------------------------------------------------

MORTGAGE LOANS ON REAL ESTATE, NET

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                              2005            2004
------------------------------------------------------------------------------
Mortgage loans on real estate                          $362,168       $427,761
Less: allowance for loan losses                          (6,862)        (6,862)
------------------------------------------------------------------------------
Net mortgage loans                                     $355,306       $420,899
------------------------------------------------------------------------------

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2005 and 2004 was not material.

American Enterprise Life did not have a recorded investment in impaired mortgage loans on real estate at December 31, 2005 and 2004. During 2005 and 2004, the average recorded investment in impaired mortgage loans on real estate was nil and $1.5 million, respectively. American Enterprise Life recognized nil, $0.1 million and $0.2 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2005, 2004 and 2003, respectively.

The balances of and changes in the total allowance for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                2005            2004         2003
----------------------------------------------------------------------------------------------
Balance, beginning of year                                 $6,862        $ 7,362       $10,812
Provision for mortgage loan losses                             --            661           281
Foreclosures, write-offs and loan sales                        --         (1,161)       (3,731)
----------------------------------------------------------------------------------------------
Balance, end of year                                       $6,862        $ 6,862       $ 7,362
----------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                               2005                        2004
-----------------------------------------------------------------------------------------
(THOUSANDS)                         ON BALANCE       FUNDING     ON BALANCE     FUNDING
REGION                                SHEET        COMMITMENTS      SHEET     COMMITMENTS
-----------------------------------------------------------------------------------------
South Atlantic                      $ 71,153           $--        $ 96,011       $240
East North Central                    70,402            --          81,737         --
West North Central                    66,097            --          74,452         --
Middle Atlantic                       48,435            --          51,082         --
Mountain                              45,004            --          53,226         --
West South Central                    23,721            --          24,585         --
Pacific                               14,242            --          20,073         --
New England                           13,634            --          16,483         --
East South Central                     9,480            --          10,112         --
-----------------------------------------------------------------------------------------
                                     362,168            --         427,761        240
Less: allowance for loan losses       (6,862)           --          (6,862)        --
-----------------------------------------------------------------------------------------
   Total                            $355,306           $--        $420,899       $240
-----------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                               2005                        2004
-----------------------------------------------------------------------------------------
(THOUSANDS)                         ON BALANCE       FUNDING     ON BALANCE     FUNDING
PROPERTY TYPE                         SHEET        COMMITMENTS      SHEET     COMMITMENTS
-----------------------------------------------------------------------------------------
Office buildings                    $132,250           $--        $154,259       $240
Apartments                            82,851            --          89,977         --
Department/retail stores              75,215            --          94,284         --
Industrial buildings                  43,690            --          48,087         --
Hotels/motels                         13,348            --          25,802         --
Medical buildings                     10,520            --          10,890         --
Mixed use                              4,294            --           4,462         --
-----------------------------------------------------------------------------------------
                                     362,168            --         427,761        240
Less: allowance for loan losses       (6,862)           --          (6,862)        --
-----------------------------------------------------------------------------------------
   Total                            $355,306           $--        $420,899       $240
-----------------------------------------------------------------------------------------

American Enterprise Life Insurance Company
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SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                2005           2004          2003
----------------------------------------------------------------------------------------------
Income on fixed maturities                               $309,257       $328,164      $321,420
Income on mortgage loans on real estate                    28,245         36,329        42,482
Other investments                                          13,649         12,236        11,600
----------------------------------------------------------------------------------------------
                                                          351,151        376,729       375,502
Less: investment expenses                                   2,886            242         3,308
----------------------------------------------------------------------------------------------
   Total                                                 $348,265       $376,487      $372,194
----------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                2005            2004         2003
----------------------------------------------------------------------------------------------
Fixed maturities                                          $  (272)        $5,484       $26,162
Mortgage loans on real estate                              (1,089)          (288)       (1,082)
Other investments                                              --             (3)           25
----------------------------------------------------------------------------------------------
   Total                                                  $(1,361)        $5,193       $25,105
----------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC as of and for the years ended December 31, were:

(THOUSANDS)                                                                        2005           2004          2003
----------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                       $299,708       $296,722      $226,010
Impact of SOP 03-1                                                                     --         (1,204)           --
Capitalization of acquisition costs                                                89,256         65,864        99,000
Amortization, excluding impact of changes in assumptions                          (66,581)       (61,936)      (41,592)
Amortization, impact of annual third quarter changes in DAC-related assumptions     2,800          1,100         3,200
Impact of changes in net unrealized securities losses (gains)                      19,032           (838)       10,104
----------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                             $344,215       $299,708      $296,722
----------------------------------------------------------------------------------------------------------------------

The balances of and changes in DSIC as of and for the years ended December 31, were:

(THOUSANDS)                                                      2005            2004         2003
----------------------------------------------------------------------------------------------------
Balance, beginning of year                                     $ 49,822        $49,244       $34,567
Impact of SOP 03-1                                                   --           (900)           --
Capitalization of sales inducements                              15,411         13,488        21,890
Amortization                                                    (14,313)        (9,685)       (7,213)
Impact of changes in net unrealized securities losses (gains)     3,439         (2,325)           --
----------------------------------------------------------------------------------------------------
Balance, end of year                                           $ 54,359        $49,822       $49,244
----------------------------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES

This note discusses variable annuity guarantees for which liabilities are established under SOP 03-1, specifically GMDB, GGU and GMIB. See Note 8 for more information about guarantees for which liabilities are established under SFAS 133, specifically GMWB and GMAB.

The majority of the variable annuity contracts offered by American Enterprise Life contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers GGU provisions on variable annuities with death benefit provisions and contracts containing GMIB provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death benefits and GMIB provisions.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

American Enterprise Life Insurance Company
------------------------------------------------------------------------------

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and GMIB as of December 31:

---------------------------------------------------------------------------------------------------------------------------
  VARIABLE ANNUITY GMDB, GMIB, AND GGU BY BENEFIT TYPE

  (DOLLARS IN THOUSANDS)                                                                           2005             2004
---------------------------------------------------------------------------------------------------------------------------
  Contracts with GMDB Providing for
    Return of Premium                         Total Contract Value                              $1,562,858       $1,205,839
                                              Contract Value in Separate Accounts               $  843,406       $  333,958
                                              Net Amount at Risk*                               $    5,025       $    4,430
                                              Weighted Average Attained Age                             65               64
---------------------------------------------------------------------------------------------------------------------------
  Contracts with GMDB Providing for
    One Year Ratchet                          Total Contract Value                              $2,256,534       $1,941,942
                                              Contract Value in Separate Accounts               $1,645,665       $1,287,227
                                              Net Amount at Risk*                               $   40,412       $   52,435
                                              Weighted Average Attained Age                             63               64
---------------------------------------------------------------------------------------------------------------------------
  Contracts with Other GMDB                   Total Contract Value                              $  453,008       $  305,537
                                              Contract Value in Separate Accounts               $  387,456       $  236,344
                                              Net Amount at Risk*                               $   15,883       $   11,689
                                              Weighted Average Attained Age                             63               64
---------------------------------------------------------------------------------------------------------------------------
  Contracts with GGU Death Benefit            Total Contract Value                              $  128,084       $  103,324
                                              Contract Value in Separate Accounts               $   94,482       $   65,952
                                              Net Amount at Risk*                               $    6,513       $    3,802
                                              Weighted Average Attained Age                             64               64
---------------------------------------------------------------------------------------------------------------------------
  Contracts with GMIB                         Total Contract Value                              $  763,365       $  579,466
                                              Contract Value in Separate Accounts               $  686,175       $  497,594
                                              Net Amount at Risk*                               $   15,962       $   11,886
                                              Weighted Average Attained Age                             60               59
---------------------------------------------------------------------------------------------------------------------------

  * Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

  ADDITIONAL LIABILITIES AND INCURRED BENEFITS                                                    GMDB & GGU          GMIB
---------------------------------------------------------------------------------------------------------------------------
  For the year ended December 31, 2005        Liability balance at January 1                        $2,516           $2,989
                                              Reported claims                                       $  967           $   --
                                              Liability balance at December 31                      $2,247           $3,527
                                              Incurred claims (reported + change in liability)      $  698           $  538
---------------------------------------------------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies. Provisions (benefits) for income taxes were:

(THOUSANDS)                                                2005            2004         2003
----------------------------------------------------------------------------------------------
Federal income tax:
   Current                                                $16,976       $ (2,895)      $ 3,371
   Deferred                                                (8,581)        21,835        15,420
----------------------------------------------------------------------------------------------
Total federal income taxes                                  8,395         18,940        18,791
State income taxes-current                                     59           (932)          284
----------------------------------------------------------------------------------------------
Income tax provision before accounting change             $ 8,454        $18,008       $19,075
----------------------------------------------------------------------------------------------

American Enterprise Life Insurance Company
------------------------------------------------------------------------------

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                               2005           2004        2003
----------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                     35.0%          35.0%       35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income                     (5.1)          (1.7)       (0.8)
   State income taxes, net of federal benefit                   0.1           (1.4)        0.3
   Other, net                                                  (4.9)           9.8        (0.9)
----------------------------------------------------------------------------------------------
Income tax provision before accounting change                  25.1%          41.7%       33.6%
==============================================================================================

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31, 2005 and 2004 are reflected in the following table:

(THOUSANDS)                                                                           2005           2004
-----------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                  $132,534       $112,410
   Deferred taxes related to net unrealized securities and derivative losses          19,234             --
   Other investments                                                                      --            894
   Other                                                                              10,183          5,630
-----------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                     161,951        118,934
-----------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
   Deferred policy acquisition costs                                                  97,720         86,547
   Deferred taxes related to net unrealized securities and derivative gains               --         36,682
   Other investments                                                                  21,832             --
   Other                                                                              18,516         30,689
-----------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                138,068        153,918
-----------------------------------------------------------------------------------------------------------
Deferred tax assets (liabilities), net                                              $ 23,883       $(34,984)
-----------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. Included in American Enterprise Life's deferred tax assets is a significant deferred tax asset relating to capital losses realized for tax return purposes and capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. American Enterprise Life has $33.4 million in capital loss carryforwards that expire December 31, 2009. The deferred tax benefit of these capital loss carryforwards is reflected in the other investments deferred tax assets, net of other related items. Based on analysis of American Enterprise Life's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable American Enterprise Life to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2005 and 2004.

As a result of the separation of Ameriprise Financial from American Express, American Enterprise Life will be required to file a short period income tax return through September 30, 2005 which will be included as part of the American Express consolidated income tax return for the year ended December 31, 2005. Additionally, IDS Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with the other members of the Ameriprise Financial affiliated group for five tax years following the Distribution. Therefore American Enterprise Life will also be required to file a separate short period tax return as part of an IDS Life consolidated life insurance company income tax return for the period October 1, 2005 through December 31, 2005.

The items comprising other comprehensive income in the Consolidated Statements of Stockholder's Equity are presented net of the following income tax benefit (provision) amounts:

(THOUSANDS)                                                2005            2004         2003
----------------------------------------------------------------------------------------------
Net unrealized securities losses (gains)                  $52,657        $(1,078)      $23,789
Net unrealized derivative gains                            (2,370)        (2,370)       (2,379)
----------------------------------------------------------------------------------------------
Net income tax benefit (provision)                        $50,287        $(3,448)      $21,410
----------------------------------------------------------------------------------------------

American Enterprise Life Insurance Company
------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $61.9 million and $69.0 million as of December 31, 2005 and 2004, respectively; therefore, any dividend or distribution in 2006 would require approval of the Department of Insurance of the State of Indiana.

Statutory net (loss) income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                2005            2004         2003
----------------------------------------------------------------------------------------------
Statutory net (loss) income                              $ (8,253)      $ 47,380      $  6,483
Statutory capital and surplus                            $532,942       $525,885      $495,816

American Enterprise Life is subject to regulatory capital requirements. Actual capital, determined on a statutory basis, as of December 31, 2005 and 2004 was $583.3 million and $585.0 million, respectively. Actual capital, as defined by the NAIC for purposes of meeting regulatory capital requirements, includes statutory capital and surplus, plus certain statutory valuation reserves. The regulatory capital requirement was $125.3 million and $138.8 million as of December 31, 2005 and 2004, respectively.

7. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $83.8 million, $64.9 million, and $56.3 million for 2005, 2004 and 2003, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with Ameriprise Financial being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, Ameriprise Financial received management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and entered into an administrative services agreement with Ameriprise Financial to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2005, 2004 and 2003, American Enterprise Life received $1.2 million, $1.1 million and $0.1 million, respectively, under the agreement with Ameriprise Financial. In the fourth quarter of 2005, RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. As a result, American Enterprise Life's administrative service fees were payable from RiverSource Investments, LLC rather than Ameriprise Financial during the fourth quarter of 2005. For the year ended December 31, 2005, American Enterprise Life received $0.5 million under the agreement with RiverSource Investments, LLC.

Included in other liabilities at December 31, 2005 and 2004 are $22.3 million and $6.3 million, respectively, payable to IDS Life for federal income taxes.

8. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not engage in any derivative instrument trading activities. Credit risk associated with American Enterprise Life's derivatives is limited to the risk that a derivative counterparty will not perform in accordance with the terms of the contract. To mitigate such risk, counterparties are all required to be preapproved. Additionally, American Enterprise Life may, from time to time, enter into master netting agreements wherever practical. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

During 2005, 2004 and 2003, American Enterprise Life recognized the following impacts in other comprehensive income related to its cash flow hedging activity, net of tax:

(THOUSANDS)                                                                                       2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------------
Reclassification for realized losses, net of tax of $2,370, $2,370, and $2,378, respectively     $4,402      $4,402      $4,417
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized derivative losses                                                                 $4,402      $4,402      $4,417
-------------------------------------------------------------------------------------------------------------------------------

American Enterprise Life Insurance Company
------------------------------------------------------------------------------

Derivatives Not Designated as Hedges

American Enterprise Life has economic hedges that either do not qualify or are not designated for hedge accounting treatment.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($6.8 million) and ($17.6 million) at December 31, 2005 and 2004, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $0.5 million and $1.7 million at December 31, 2005 and 2004, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred $16.1 million and $18.2 million in derivative losses in 2005 and 2004, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2005 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The interest rate swaps and floors expire in January 2006.

Certain annuity products contain GMWB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments. The GMWB provision is considered an embedded derivative and is valued each period by estimating the present value of future benefits less applicable fees charged for the rider using actuarial models, which simulate various economic scenarios. American Enterprise Life economically hedges the exposure related to the GMWB provision using various equity futures and structured derivatives.

American Enterprise Life views these strategies as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels. As of December 31, 2005 and 2004, the fair value of the purchased derivatives used in conjunction with these products was $26.2 million and nil, respectively. Futures contracts are settled daily by exchanging cash with the counterparty and gains and losses are reported in earnings.

Embedded Derivatives

Certain annuities contain GMWB and GMAB provisions, which are also considered embedded derivatives. The changes in fair value of the GMWB and GMAB features are recognized in death and other benefits for investment contracts. The fair value of the embedded derivatives is recognized in the Consolidated Balance Sheets in future policy benefits for variable annuity guarantees. The total fair value of these instruments was $1.4 million and $0.9 million at December 31, 2005 and 2004, respectively.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as investments accounted for under the equity method, DAC and DSIC are not reflected in the table as they are not required to be disclosed in such table by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2005 and 2004 and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying value and fair value information for financial instruments at December 31:

                                                                            2005                      2004
-------------------------------------------------------------------------------------------------------------------
                                                                   CARRYING      FAIR        CARRYING      FAIR
(THOUSANDS)                                                         VALUE        VALUE        VALUE        VALUE
-------------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair values          $      859   $      859   $   47,356   $   47,356
Available-for-Sale securities                                      5,757,419    5,757,419    6,375,079    6,375,079
Mortgage loans on real estate, net                                   355,306      377,869      420,899      456,174
Trading securities and other investments                                  73           73          136          136
Separate account assets                                            2,884,054    2,884,054    1,878,620    1,878,620
Derivative financial instruments                                      19,937       19,937        2,620        2,620

FINANCIAL LIABILITIES
Liabilities for which carrying values approximate fair values     $   25,000   $   25,000   $       --   $       --
Fixed annuity reserves                                             5,730,770    5,516,692    6,302,362    6,033,849
Separate account liabilities                                       2,882,548    2,760,070    1,877,294    1,809,392
Derivative financial instruments                                       1,157        1,157       25,937       25,937
-------------------------------------------------------------------------------------------------------------------

American Enterprise Life Insurance Company
------------------------------------------------------------------------------

As of December 31, 2005 and 2004, the carrying and fair values of off-balance sheet financial instruments are not material. See Note 2 for carrying and fair value information regarding Available-for-Sale securities and mortgage loans on real estate (net of allowance for loan losses). The following methods were used to estimate the fair values of financial assets and financial liabilities:

FINANCIAL ASSETS

Assets for which carrying values approximate fair values include cash and cash equivalents and certain other assets. The carrying value approximates fair value due to the short-term nature of these instruments.

Available-for-Sale securities are carried at fair value in the Consolidated Balance Sheets. Gains and losses are recognized in the results of operations upon disposition. In addition, impairment losses are recognized when management determines that a decline in value is other-than-temporary.

The fair value of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

Trading securities are carried at fair value in the Consolidated Balance Sheets with changes in fair value recognized in current period earnings.

Separate account assets are carried at fair value in the Consolidated Balance Sheets.

Derivative financial instruments are carried at fair value within other assets or other liabilities. The fair value of the derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs.

FINANCIAL LIABILITIES

Liabilities for which carrying values approximate fair values include certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

Fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value is estimated using discounted cash flows based on current interest rates. The fair value of these reserves excludes life insurance related elements of $24.0 million and $23.1 million at December 31, 2005 and 2004, respectively. If the fair value of the fixed annuities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with the fixed annuities of $100.4 million and $138.1 million as of December 31, 2005 and 2004, respectively.

Fair values of separate account liabilities, excluding life insurance-related elements of $1.5 million and $1.3 million at December 31, 2005 and 2004, respectively, are estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with separate account liabilities of $291.7 million and $227.6 million as of December 31, 2005 and 2004, respectively.

10. COMMITMENTS AND CONTINGENCIES

At December 31, 2005 and 2004, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission, the National Association of Securities Dealers and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines American Enterprise Life's federal income tax returns and recently completed its audit of American Enterprise Life for the 1993 through 1996 tax years. The IRS is currently conducting an audit of American Enterprise Life for the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial condition or results of operations as a result of these audits.

[RIVERSOURCE ANNUITIES(SM) LOGO]

American Enterprise Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


40001 L (5/06)